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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 19, 2005

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                           UNITED HERITAGE CORPORATION
               (Exact name of registrant as specified in Charter)

             Utah                         0-9997                 87-0372864
(State or other jurisdiction of    (Commission File No.)        (IRS Employee
incorporation or organization)                               Identification No.)

                              2 North Caddo Street
                              Cleburne, Texas 76033
                    (Address of Principal Executive Offices)

                                  817-641-3681
                            (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13(e)-4(c))

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            This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

            Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 3.02 Unregistered Sales of Equity Securities

            On December 19, 2005 the Registrant's shareholders approved the sale of 3,280,000 shares of the Registrant's common stock, $0.001 par value (the "Common Stock"), and warrants to purchase an additional 8,720,000 shares of Common Stock to Lothian Oil Inc. This transaction is referred to in this Current Report as the "Lothian Transaction." The aggregate purchase price for the Common Stock was $3,444,000, or $1.05 per share, in cash. The warrants have a term of five years and were issued as follows: (i) a warrant for the purchase of 2,860,000 shares with an exercise price of $1.05 per share; (ii) a warrant for the purchase of 3,000,000 shares with an exercise price of $1.12. per share; and
(iii) a warrant for the purchase of 2,860,000 shares with an exercise price of $1.25 per share.

            The Registrant relied on section 506 of the Securities Act of 1933 to issue the securities, inasmuch as the Common Stock and the warrants were sold without any form of general solicitation or general advertising and the sale was made to an accredited investor.

Item 3.03 Material Modification to Rights of Security Holders

            On December 19, 2005 the Registrant's shareholders approved a one-for-three reverse stock split. Upon filing an Amendment to its Articles of Incorporation (the "Amendment"), each share of Common Stock outstanding will immediately and automatically be changed, as of the effective date of the Amendment, into one-third share of Common Stock. In addition, proportional adjustments will be made to the number of shares issuable upon exercise and the exercise price of the Company's outstanding options and warrants. This action was taken because the Registrant received a staff determination from Nasdaq stating that it failed to comply with the minimum bid price requirement for continued listing. According to Nasdaq Marketplace Rule 4310(c), an issuer must have a minimum bid price of $1.00 per share for a period of 10 consecutive business days for continued inclusion in Nasdaq. Decreasing the number of shares of Common Stock outstanding will result in a proportionate adjustment to the price of the Common Stock, thereby increasing it.

            The reverse split will give shareholders of record who own fewer than three shares the opportunity to receive cash for their shares without having to pay brokerage commissions. The cash payment will be equal to the average of the high and low trading prices for the Company's Common Stock over the five trading days immediately prior to the effective date of the Amendment. Any shareholder who owns fewer than three shares will receive a cash payment and will be eliminated. As of the record date, the Registrant had approximately 2,287 shareholders. As a result of the reverse split, the Registrant will eliminate approximately 738 shareholders.

            No fractional shares of Common Stock will be issued in connection with the reverse split. Holders of Common Stock who would receive a fractional share of Common Stock due to the reverse split will receive cash in lieu of the fractional share. The cash payment will be equal to the product of the fractional share times the average of the high and low trading prices for the Company's Common Stock over the five trading days immediately prior to the effective date of the Amendment. The ownership of a fractional interest will not give the holder thereof any voting or other rights with respect to the fractional interest, except the right to receive the cash payment.

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Item 5.02 Election of Directors; Appointment of Principal Officers

            In accordance with the terms of the Lothian Transaction, Lothian Oil Inc. was entitled to name two persons to the Registrant's Board of Directors. On December 19, 2005, the Registrant's shareholders approved an increase to the Registrant's Board of Directors and Lothian Oil Inc. nominated Mr. Ken Levy to fill one of the two vacancies. Mr. Levy's nomination was approved by the Board of Directors. At this time, Mr. Levy has not been appointed to serve on the Registrant's Board Committees, although he may be so appointed in the future. On December 19, 2005 Mr. Levy was also appointed by the Board of Directors as the Registrant's Chief Financial Officer and Secretary.

            Since August 2004 Mr. Levy has been a director and the President of Lothian Energy Inc, an oil and gas exploration and development company, and since September 2004 he has been a director and the President of Lothian Oil Inc., a subsidiary of Lothian Energy Inc. Since August 2003 Mr. Levy has served as a director of Lothian Bancorp Inc., an oil and gas finance company. From October 2001 to January 2005, Mr. Levy was a director of United Network Marketing Services Inc., a telecommunications service. Since February 2001 Mr. Levy has served as a director of Orlando Predator Entertainment Inc., now known as Football Equities Inc., a public corporation. He has also served as a director of MVP International Inc., a manufacturing business, since March 2001. Mr. Levy was Executive Vice President of Trueyou.com, Inc., self-improvement Internet based business, from January 2000 until October 2002.

            There are no family relationships between Mr. Levy and any other members of the Registrant's Board of Directors or its officers.

            During the past two years the Registrant has not been a party to any transaction in which Mr. Levy had a direct or indirect material interest.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2005

                                     UNITED HERITAGE CORPORATION


                                     By: /s/ Walter G. Mize
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                                         Walter G. Mize, Chief Executive Officer